ADVISORONE FUNDS

Supplement dated January 6, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2013

This Supplement updates and supersedes any contrary information contained in the Prospectus dated August 28, 2013 of the AdvisorOne Funds.

The section titled “Descartes Fund Summary,” subsection “Portfolio Managers” on page 16 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers: CLS utilizes a team approach for management of the Fund. Grant Engelbart and Paula Wieck share responsibility for the day-to-day management of the Fund as Co-Portfolio Manager. Mr. Engelbart has served as a Portfolio Manager of the Fund since December 2013. Ms. Wieck has served as a Portfolio Manager of the Fund since January 2013.

The section titled “Flexible Income Fund Summary”, subsection “Portfolio Managers” on page 28 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers: CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund and has served as a Portfolio Manager of the Fund since January 2013.

Reference is made to the section titled “Investment Adviser Portfolio Managers” on page 45 of the prospectus. The second sentence of the first paragraph is replaced with the following:

The Funds’ Portfolio Management Team includes: Rusty Vanneman, CFA and Chief Investment Officer, Scott Kubie, CFA, Jennifer J. Schenkelberg, CFA, Stephen A. Donahoe, CFA, Paula Wieck, Marc Pfeffer, Matthew Santini and Grant Engelbart.

The following biography of Grant Engelbart is in addition to the other investment team member biographies provided in the section titled “Management of the Funds” sub-section ‘Portfolio Managers’ on pages 45 and 46 of the prospectus:

Mr. Engelbart joined CLS in 2009 initially as a Trading Specialist before becoming a member of CLS’s portfolio management team in December 2013. Prior to joining CLS, from July 2009 to November 2009, Mr. Engelbart served as a mutual fund accountant for State Street Corporation. Prior to joining State Street Corporation, Mr. Engelbart was attending the University of Nebraska in Lincoln where he graduated with a degree in Business Administration-Finance.

This Supplement updates and supersedes any contrary information contained in the SAI of the AdvisorOne Funds dated August 28, 2013.

The first paragraph and table under the section titled “Portfolio Managers” on page 40 of the SAI have been replaced with the following.

The Adviser utilizes a team approach for management of the Funds, and from the team each fund is assigned a lead manager, responsible for the day-to-day management of the Fund.  Rusty Vanneman, Jennifer J. Schenkelberg, Scott Kubie, Stephen A. Donahoe, Paula Wieck, Marc Pfeffer, Matthew Santini and Grant Engelbart are the Portfolio Managers of the Funds.  As of January 1, 2014, Mr. Engelbart was primarily responsible for the management of the following other types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($ millions)
Grant Engelbart	2(1)	$262	0	$0	3,929	$477	$739

(1) These accounts and corresponding assets include, among others, the assets of the Enhanced Income Fund and Descartes Fund.

The table on page 41 of the SAI showing the dollar range of equity securities owned by each Portfolio Manager in the Funds has been updated to include Mr. Engelbart:

Dollar Range of Equity Securities Beneficially Owned

Grant Engelbart

$1 - $10,000 (Amerigo)

$1 - $10,000 (Clermont)

This Supplement, and the existing Prospectus and Statement of Additional Information dated December August 28, 2013, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus, as supplemented, and the Statement of Additional Information dated August 28, 2013 have been filed with the U.S. Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated January 6, 2014